Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Third Quarter 2023

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	3Q 2023	YTD 2023	4Q 2023	Full-Year 2023

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$32,858	$411,367	--	--
Net income/(loss) attributable to common stockholders	$31,637	$407,741	--	--
Income/(loss) per weighted average common share, diluted	$0.10	$1.24	$0.08 to $0.10	$1.32 to $1.34

Per Share Metrics
FFO per common share and unit, diluted	$0.61	$1.83	$0.62 to $0.64	$2.45 to $2.47
FFO as Adjusted per common share and unit, diluted	$0.63	$1.84	$0.62 to $0.64	$2.46 to $2.48
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.55	$1.67	$0.56 to $0.58	$2.23 to $2.25
Dividend declared per share and unit	$0.42	$1.26	$0.42	$1.68 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Cash basis)	5.0%	6.7%	--	5.40% to 5.90%
Revenue growth/(decline) (Straight-line basis)	5.3%	7.4%	--	5.75% to 6.25%
Expense growth	3.4%	5.2%	--	4.50% to 5.00%
NOI growth/(decline) (Cash basis)	5.7%	7.3%	--	6.00% to 6.50%
NOI growth/(decline) (Straight-line basis)	6.1%	8.4%	--	6.50% to 7.00%
Physical Occupancy	96.7%	96.6%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	52,291	156	90.7%
Stabilized, Non-Mature	1,033	4	1.4%
Acquired Communities	1,753	6	0.8%
Development	520	2	0.4%
Non-Residential / Other	N/A	N/A	1.7%
Joint Venture (3)	4,165	17	5.0%
Total completed homes	59,762	185	100%
Under Development	415	2	-
Total Quarter-end homes (3)(4)	60,177	187	100%

Balance Sheet Metrics (adjusted for non-recurring items)	3Q 2023	3Q 2022
Consolidated Interest Coverage Ratio	5.3x	5.4x
Consolidated Fixed Charge Coverage Ratio	5.2x	5.3x
Consolidated Debt as a percentage of Total Assets	32.8%	33.7%
Consolidated Net Debt-to-EBITDAre	5.7x	6.0x

(1)	See Attachment 15 for definitions, other terms and reconciliations.
(2)	Annualized for 2023.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 6,988 homes that are part of the Developer Capital Program as described in Attachment 11(B).

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2023	2022	2023	2022

REVENUES:
Rental income (2)	$408,359	$390,023	$1,209,764	$1,113,952
Joint venture management and other fees	1,772	1,274	4,464	3,778
Total revenues	410,131	391,297	1,214,228	1,117,730

OPERATING EXPENSES:
Property operating and maintenance	71,599	66,769	205,294	185,658
Real estate taxes and insurance	58,104	58,236	173,590	164,788
Property management	13,271	12,675	39,317	36,203
Other operating expenses	4,611	3,746	11,902	13,485
Real estate depreciation and amortization	167,551	166,781	505,776	497,987
General and administrative	15,159	15,840	49,091	47,333
Casualty-related charges/(recoveries), net	(1,928)	901	3,362	1,210
Other depreciation and amortization	3,692	3,430	11,022	9,521
Total operating expenses	332,059	328,378	999,354	956,185

Gain/(loss) on sale of real estate owned	-	-	325,885	-
Operating income	78,072	62,919	540,759	161,545

Income/(loss) from unconsolidated entities (2)	5,508	10,003	24,912	4,186
Interest expense	(44,664)	(39,905)	(133,519)	(112,653)
Interest income and other income/(expense), net	(3,069)	(7,495)	8,388	(6,934)

Income/(loss) before income taxes	35,847	25,522	440,540	46,144
Tax (provision)/benefit, net	(428)	(377)	(2,013)	(1,032)

Net Income/(loss)	35,419	25,145	438,527	45,112
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(2,554)	(1,533)	(27,137)	(2,684)
Net (income)/loss attributable to noncontrolling interests	(7)	(7)	(23)	(34)

Net income/(loss) attributable to UDR, Inc.	32,858	23,605	411,367	42,394
Distributions to preferred stockholders - Series E (Convertible)	(1,221)	(1,106)	(3,626)	(3,307)

Net income/(loss) attributable to common stockholders	$31,637	$22,499	$407,741	$39,087

Income/(loss) per weighted average common share - basic:	$0.10	$0.07	$1.24	$0.12
Income/(loss) per weighted average common share - diluted:	$0.10	$0.07	$1.24	$0.12

Common distributions declared per share	$0.42	$0.38	$1.26	$1.14

Weighted average number of common shares outstanding - basic	328,760	324,701	328,835	320,378
Weighted average number of common shares outstanding - diluted	329,201	325,686	329,283	321,629

(1)	See Attachment 15 for definitions and other terms.
(2)	As of September 30, 2023, UDR's residential accounts receivable balance, net of its reserve, was $9.2 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share and unit amounts	2023	2022	2023	2022

Net income/(loss) attributable to common stockholders	$31,637	$22,499	$407,741	$39,087

Real estate depreciation and amortization	167,551	166,781	505,776	497,987
Noncontrolling interests	2,561	1,540	27,160	2,718
Real estate depreciation and amortization on unconsolidated joint ventures	13,149	7,457	29,329	22,570
Net gain on the sale of depreciable real estate owned, net of tax	-	-	(324,770)	-
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$214,898	$198,277	$645,236	$562,362

Distributions to preferred stockholders - Series E (Convertible) (2)	1,221	1,106	3,626	3,307

FFO attributable to common stockholders and unitholders, diluted	$216,119	$199,383	$648,862	$565,669

FFO per weighted average common share and unit, basic	$0.61	$0.57	$1.84	$1.64
FFO per weighted average common share and unit, diluted	$0.61	$0.57	$1.83	$1.63

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	351,271	346,175	350,534	341,892
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	354,620	350,078	353,890	346,061

Impact of adjustments to FFO:
Variable upside participation on DCP, net	$-	$-	$(204)	$(10,622)
Legal and other	364	10	(894)	1,493
Realized (gain)/loss on real estate technology investments, net of tax	520	376	1,372	(7,748)
Unrealized (gain)/loss on real estate technology investments, net of tax	7,411	9,589	(1,551)	45,896
Casualty-related charges/(recoveries), net	(1,928)	901	3,362	1,210
Total impact of adjustments to FFO	$6,367	$10,876	$2,085	$30,229

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$222,486	$210,259	$650,947	$595,898

FFO as Adjusted per weighted average common share and unit, diluted	$0.63	$0.60	$1.84	$1.72

Recurring capital expenditures	(27,139)	(20,383)	(60,784)	(50,598)
AFFO attributable to common stockholders and unitholders, diluted	$195,347	$189,876	$590,163	$545,300

AFFO per weighted average common share and unit, diluted	$0.55	$0.54	$1.67	$1.58

(1)	See Attachment 15 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and nine months ended September 30, 2023 and September 30, 2022. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	September 30,	December 31,
In thousands, except share and per share amounts	2023	2022

ASSETS

Real estate owned:
Real estate held for investment	$15,779,481	$15,365,928
Less: accumulated depreciation	(6,117,312)	(5,762,205)
Real estate held for investment, net	9,662,169	9,603,723
Real estate under development
(net of accumulated depreciation of $0 and $296)	139,143	189,809
Real estate held for disposition
(net of accumulated depreciation of $0 and $0)	-	14,039
Total real estate owned, net of accumulated depreciation	9,801,312	9,807,571

Cash and cash equivalents	1,624	1,193
Restricted cash	30,831	29,001
Notes receivable, net	209,297	54,707
Investment in and advances to unconsolidated joint ventures, net	963,927	754,446
Operating lease right-of-use assets	191,499	194,081
Other assets	221,572	197,471
Total assets	$11,420,062	$11,038,470

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,238,240	$1,052,281
Unsecured debt	4,514,582	4,435,022
Operating lease liabilities	186,701	189,238
Real estate taxes payable	68,900	37,681
Accrued interest payable	27,071	46,671
Security deposits and prepaid rent	50,571	51,999
Distributions payable	149,615	134,213
Accounts payable, accrued expenses, and other liabilities	125,979	153,220
Total liabilities	6,361,659	6,100,325

Redeemable noncontrolling interests in the OP and DownREIT Partnership	907,269	839,850

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at September 30, 2023 and December 31, 2022:
2,686,308 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,686,308 shares at December 31, 2022)	44,614	44,614
11,891,530 shares of Series F outstanding (12,100,514 shares at December 31, 2022)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at September 30, 2023 and December 31, 2022:
328,904,161 shares issued and outstanding (328,993,088 shares at December 31, 2022)	3,289	3,290
Additional paid-in capital	7,487,515	7,493,423
Distributions in excess of net income	(3,392,855)	(3,451,587)
Accumulated other comprehensive income/(loss), net	8,360	8,344
Total stockholders' equity	4,150,924	4,098,085
Noncontrolling interests	210	210
Total equity	4,151,134	4,098,295
Total liabilities and equity	$11,420,062	$11,038,470

(1)	See Attachment 15 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	September 30,	December 31,
Common Stock and Equivalents	2023	2022

Common shares	328,904,161	328,993,088
Restricted unit and common stock equivalents	(109,291)	599,681
Operating and DownREIT Partnership units	24,541,210	21,123,826
Series E cumulative convertible preferred shares (2)	2,908,323	2,908,323
Total common shares, OP/DownREIT units, and common stock equivalents	356,244,403	353,624,918

Weighted Average Number of Shares Outstanding	3Q 2023	3Q 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	351,271,063	346,175,497
Weighted average number of OP/DownREIT units outstanding	(22,510,842)	(21,474,486)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,760,221	324,701,011

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	354,619,703	350,078,343
Weighted average number of OP/DownREIT units outstanding	(22,510,842)	(21,474,486)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,908,323)	(2,918,020)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	329,200,538	325,685,837

	Year-to-Date 2023	Year-to-Date 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	350,534,474	341,892,125
Weighted average number of OP/DownREIT units outstanding	(21,699,061)	(21,514,125)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,835,413	320,378,000

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	353,890,829	346,060,633
Weighted average number of OP/DownREIT units outstanding	(21,699,061)	(21,514,125)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,908,323)	(2,918,091)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	329,283,445	321,628,417

(1)	See Attachment 15 for definitions and other terms.
(2)	At September 30, 2023 and December 31, 2022 there were 2,686,308 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,908,323 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

September 30, 2023

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,214,110		21.1%	3.48%	4.9
	Floating		27,000		0.5%	4.42%	8.5
	Combined		1,241,110		21.6%	3.50%	5.0

Unsecured	Fixed		4,115,644	(3)	71.4%	3.06%	6.7
	Floating		406,700		7.0%	5.63%	0.1
	Combined		4,522,344		78.4%	3.29%	6.1

Total Debt	Fixed		5,329,754		92.5%	3.15%	6.3
	Floating		433,700		7.5%	5.56%	0.6
	Combined		5,763,454		100.0%	3.33%	5.9
	Total Non-Cash Adjustments (4)		(10,632)
	Total per Balance Sheet		$5,752,822			3.37%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2023	$359	$-	$380,000		$380,359	6.6%	5.59%
2024	97,578	15,644	26,700		139,922	2.4%	4.42%
2025	178,568	-	-		178,568	3.1%	3.69%
2026	56,665	300,000	-		356,665	6.2%	2.96%
2027	6,931	650,000	-		656,931	11.4%	3.67%
2028	166,518	300,000	-		466,518	8.1%	3.72%
2029	315,802	300,000	-		615,802	10.7%	3.93%
2030	230,759	600,000	-		830,759	14.4%	3.34%
2031	160,930	600,000	-		760,930	13.2%	2.92%
2032	27,000	400,000	-		427,000	7.4%	2.25%
Thereafter	-	950,000	-		950,000	16.5%	2.35%
	1,241,110	4,115,644	406,700		5,763,454	100.0%	3.33%
Total Non-Cash Adjustments (4)	(2,870)	(7,762)	-		(10,632)
Total per Balance Sheet	$1,238,240	$4,107,882	$406,700		$5,752,822		3.37%

(1)	See Attachment 15 for definitions and other terms.
(2)	The 2023 maturity reflects the $380.0 million of principal outstanding at an interest rate of 5.59%, the equivalent of SOFR plus a spread of 27 basis points, on the Company’s unsecured commercial paper program as of September 30, 2023. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 6.1 years with extensions and 6.0 years without extensions.
(3)	Includes the following amount of floating rate debt that has been fixed using interest rate swaps: $350.0 million at a weighted average all-in rate of 3.36% until January 2024, $262.5 million at a weighted average all-in rate of 2.68% from January 2024 until July 2024, and $175.0 million of floating rate debt at a weighted average all-in rate of 1.43% from July 2024 until July 2025.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at September 30, 2023. The facility has a maturity date of January 2026, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 75.5 basis points.
(7)	There was $26.7 million outstanding on our $75.0 million working capital credit facility at September 30, 2023. The facility has a maturity date of January 2024. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					September 30, 2023
Net income/(loss)					$35,419
Adjustments:
Interest expense, including debt extinguishment and other associated costs					44,664
Real estate depreciation and amortization					167,551
Other depreciation and amortization					3,692
Tax provision/(benefit), net					428
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					17,327
EBITDAre					$269,081

Casualty-related charges/(recoveries), net					(1,928)
Legal and other costs					364
Unrealized (gain)/loss on real estate technology investments					8,292
Realized (gain)/loss on real estate technology investments					54
(Income)/loss from unconsolidated entities					(5,508)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(17,327)
Management fee expense on unconsolidated joint ventures					(744)
Consolidated EBITDAre - adjusted for non-recurring items					$252,284

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,009,136

Interest expense, including debt extinguishment and other associated costs					44,664
Capitalized interest expense					2,629
Total interest					$47,293

Preferred dividends					$1,221

Total debt					$5,752,822
Cash					(1,624)
Net debt					$5,751,198

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.3x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.2x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.7x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.0% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	5.1x	Yes
Maximum Secured Debt Ratio			≤40.0%	9.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	385.0%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.9% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.1%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	319.3%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	3Q 2023 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,321	$243,522	87.4%	$13,791,559	86.6%
Encumbered assets	9,276	35,134	12.6%	2,127,065	13.4%
	55,597	$278,656	100.0%	$15,918,624	100.0%

(1)	See Attachment 15 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Revenues
Same-Store Communities	52,291	$385,551	$377,950	$373,561	$373,357	$367,346
Stabilized, Non-Mature Communities	1,033	6,690	6,452	6,126	5,409	3,354
Acquired Communities	1,753	3,752	-	-	-	-
Development Communities	520	3,198	1,958	829	290	5
Non-Residential / Other (2)	-	9,168	7,643	8,511	9,611	9,317
Total	55,597	$408,359	$394,003	$389,027	$388,667	$380,022

Expenses
Same-Store Communities		$119,410	$114,907	$112,159	$111,606	$115,479
Stabilized, Non-Mature Communities		2,735	2,433	2,800	2,427	1,752
Acquired Communities		1,440	-	-	-	-
Development Communities		1,971	1,780	1,421	1,140	424
Non-Residential / Other (2)		4,147	4,649	3,888	3,614	4,649
Total (3)		$129,703	$123,769	$120,268	$118,787	$122,304

Net Operating Income
Same-Store Communities		$266,141	$263,043	$261,402	$261,751	$251,867
Stabilized, Non-Mature Communities		3,955	4,019	3,326	2,982	1,602
Acquired Communities		2,312	-	-	-	-
Development Communities		1,227	178	(592)	(850)	(419)
Non-Residential / Other (2)		5,021	2,994	4,623	5,997	4,668
Total		$278,656	$270,234	$268,759	$269,880	$257,718

Operating Margin
Same-Store Communities		69.0%	69.6%	70.0%	70.1%	68.6%

Weighted Average Physical Occupancy
Same-Store Communities		96.7%	96.6%	96.5%	96.7%	96.7%
Stabilized, Non-Mature Communities		95.7%	95.5%	91.4%	82.3%	60.2%
Acquired Communities		94.7%	-	-	-	-
Development Communities		76.6%	47.8%	26.8%	18.6%	-
Other (4)		-	-	96.7%	97.3%	96.9%
Total		96.4%	96.1%	95.8%	96.1%	96.3%

Sold and Held for Disposition Communities
Revenues	-	$-	$9,095	$9,280	$9,745	$10,001
Expenses (3)		-	2,608	2,536	2,739	2,701
Net Operating Income/(Loss)		$-	$6,487	$6,744	$7,006	$7,300

Total	55,597	$278,656	$276,721	$275,503	$276,886	$265,018

(1)	See Attachment 15 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(4)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 3Q 2023
	SS Operating
Year-Over-Year Comparison	Expenses	3Q 2023	3Q 2022	% Change

Personnel	13.9%	$16,550	$15,520	6.6%
Utilities	14.2%	16,921	15,762	7.4%
Repair and maintenance	20.7%	24,729	22,892	8.0%
Administrative and marketing	6.8%	8,077	7,808	3.4%
Controllable expenses	55.6%	66,277	61,982	6.9%

Real estate taxes	39.1%	$46,814	$46,583	0.5%
Insurance	5.3%	6,319	6,914	-8.6%
Same-Store operating expenses	100.0%	$119,410	$115,479	3.4%

Same-Store Homes	52,291

	% of 3Q 2023
	SS Operating
Sequential Comparison	Expenses	3Q 2023	2Q 2023	% Change

Personnel	13.9%	$16,550	$16,120	2.7%
Utilities	14.2%	16,921	15,994	5.8%
Repair and maintenance	20.7%	24,729	23,166	6.7%
Administrative and marketing	6.8%	8,077	7,645	5.7%
Controllable expenses	55.6%	66,277	62,925	5.3%

Real estate taxes	39.1%	$46,814	$45,838	2.1%
Insurance	5.3%	6,319	6,144	2.9%
Same-Store operating expenses	100.0%	$119,410	$114,907	3.9%

Same-Store Homes	52,291

	% of YTD 2023
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2023	YTD 2022	% Change

Personnel (2)	13.4%	$45,858	$45,718	0.3%
Utilities	14.4%	49,563	44,128	12.3%
Repair and maintenance	19.9%	68,523	61,500	11.4%
Administrative and marketing	6.6%	22,752	21,365	6.5%
Controllable expenses	54.3%	186,696	172,711	8.1%

Real estate taxes	40.3%	$138,260	$134,029	3.2%
Insurance	5.4%	18,539	19,634	-5.6%
Same-Store operating expenses	100.0%	$343,495	$326,374	5.2%

Same-Store Homes	51,858

(1)	See Attachment 15 for definitions and other terms.
(2)	Personnel for YTD 2023 includes a refundable payroll tax credit of $3.7 million related to the Employee Retention Credit program.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

September 30, 2023

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,065
San Francisco, CA	2,780	356	3,136	602	3,738	3,610
Seattle, WA	2,702	-	2,702	284	2,986	2,820
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,324
Los Angeles, CA	1,225	-	1,225	340	1,565	3,316
	12,579	356	12,935	1,927	14,862

Mid-Atlantic Region
Metropolitan DC	9,033	300	9,333	360	9,693	2,351
Baltimore, MD	2,221	-	2,221	-	2,221	1,925
Richmond, VA	1,359	-	1,359	-	1,359	1,892
	12,613	300	12,913	360	13,273

Northeast Region
Boston, MA	4,667	-	4,667	614	5,281	3,107
New York, NY	2,318	-	2,318	710	3,028	4,843
	6,985	-	6,985	1,324	8,309

Southeast Region
Tampa, FL	3,877	-	3,877	-	3,877	2,134
Orlando, FL	3,493	-	3,493	-	3,493	1,942
Nashville, TN	2,260	-	2,260	-	2,260	1,781
	9,630	-	9,630	-	9,630

Southwest Region
Dallas, TX	5,813	1,550	7,363	-	7,363	1,791
Austin, TX	1,272	608	1,880	-	1,880	1,851
	7,085	2,158	9,243	-	9,243

Other Markets (5)	3,399	492	3,891	554	4,445	2,622

Totals	52,291	3,306	55,597	4,165	59,762	$2,554

Communities (6)	156	12	168	17	185

		Homes	Communities
Total completed homes		59,762	185
Under Development (7)		415	2

Total Quarter-end homes and communities		60,177	187

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (752 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

September 30, 2023

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

HQ	Stabilized, Non-Mature	136	San Francisco, CA	2Q24

The George Apartments	Stabilized, Non-Mature	200	Philadelphia, PA	2Q24

Vitruvian West Phase 3	Stabilized, Non-Mature	405	Dallas, TX	2Q24

Cirrus	Stabilized, Non-Mature	292	Denver, CO	3Q24

Central Square at Frisco	Acquired	298	Dallas, TX	4Q24

Villaggio	Acquired	272	Dallas, TX	4Q24

Lofts at Palisades	Acquired	343	Dallas, TX	4Q24

Flats at Palisades	Acquired	232	Dallas, TX	4Q24

Estancia Villas	Acquired	312	Austin, TX	4Q24

Palo Verde	Acquired	296	Austin, TX	4Q24

5421 at Dublin Station	Development	220	San Francisco, CA	1Q25

The MO	Development	300	Washington, DC	2Q25

Total		3,306

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	11.1%	11.0%	Tampa, FL	6.0%	5.5%
San Francisco, CA	7.5%	8.2%	Orlando, FL	5.0%	4.5%
Seattle, WA	6.1%	6.3%	Nashville, TN	3.2%	2.9%
Monterey Peninsula, CA	3.1%	2.8%		14.2%	12.9%
Los Angeles, CA	3.1%	3.3%	Southwest Region
	30.9%	31.6%	Dallas, TX	7.3%	7.8%
Mid-Atlantic Region			Austin, TX	1.7%	1.8%
Metropolitan DC	15.9%	15.1%		9.0%	9.6%
Baltimore, MD	3.0%	2.7%
Richmond, VA	2.1%	1.9%	Other Markets (3)	6.7%	7.6%
	21.0%	19.7%
Northeast Region
Boston, MA	11.3%	11.0%
New York, NY	6.9%	7.6%
	18.2%	18.6%	Total	100.0%	100.0%

(1)	See Attachment 15 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2023

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2023 NOI	3Q 23	3Q 22	Change	3Q 23	3Q 22	Change

West Region
Orange County, CA	4,305	11.1%	96.8%	96.1%	0.7%	$3,065	$2,900	5.7%
San Francisco, CA	2,780	7.5%	96.3%	96.5%	-0.2%	3,557	3,437	3.5%
Seattle, WA	2,702	6.1%	97.3%	96.9%	0.4%	2,823	2,858	-1.2%
Monterey Peninsula, CA	1,567	3.1%	96.4%	96.3%	0.1%	2,324	2,183	6.5%
Los Angeles, CA	1,225	3.1%	95.9%	96.7%	-0.8%	3,159	3,048	3.6%
	12,579	30.9%	96.7%	96.5%	0.2%	3,038	2,931	3.7%

Mid-Atlantic Region
Metropolitan DC	9,033	15.9%	97.2%	96.8%	0.4%	2,360	2,262	4.3%
Baltimore, MD	2,221	3.0%	95.6%	95.7%	-0.1%	1,925	1,830	5.2%
Richmond, VA	1,359	2.1%	97.0%	97.2%	-0.2%	1,892	1,806	4.8%
	12,613	21.0%	96.9%	96.7%	0.2%	2,234	2,137	4.5%

Northeast Region
Boston, MA	4,667	11.3%	96.3%	96.6%	-0.3%	3,143	2,990	5.1%
New York, NY	2,318	6.9%	97.6%	97.7%	-0.1%	4,780	4,349	9.9%
	6,985	18.2%	96.7%	97.0%	-0.3%	3,691	3,444	7.2%

Southeast Region
Tampa, FL	3,877	6.0%	96.6%	96.7%	-0.1%	2,134	2,032	5.0%
Orlando, FL	3,493	5.0%	96.0%	95.9%	0.1%	1,942	1,806	7.5%
Nashville, TN	2,260	3.2%	96.5%	97.0%	-0.5%	1,781	1,684	5.8%
	9,630	14.2%	96.4%	96.5%	-0.1%	1,982	1,868	6.1%

Southwest Region
Dallas, TX	5,813	7.3%	96.9%	96.6%	0.3%	1,792	1,736	3.2%
Austin, TX	1,272	1.7%	96.1%	97.3%	-1.2%	1,942	1,886	3.0%
	7,085	9.0%	96.8%	96.7%	0.1%	1,819	1,763	3.2%

Other Markets	3,399	6.7%	96.6%	96.8%	-0.2%	2,584	2,456	5.2%

Total/Weighted Avg.	52,291	100.0%	96.7%	96.7%	0.0%	$2,542	$2,422	5.0%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2023

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 23	3Q 22	Change	3Q 23	3Q 22	Change	3Q 23	3Q 22	Change

West Region
Orange County, CA	4,305	$38,321	$35,990	6.5%	$8,675	$8,274	4.8%	$29,646	$27,716	7.0%
San Francisco, CA	2,780	28,554	27,506	3.8%	8,469	7,881	7.5%	20,085	19,625	2.3%
Seattle, WA	2,702	22,266	22,446	-0.8%	6,081	6,111	-0.5%	16,185	16,335	-0.9%
Monterey Peninsula, CA	1,567	10,534	9,881	6.6%	2,349	2,255	4.2%	8,185	7,626	7.3%
Los Angeles, CA	1,225	11,135	10,831	2.8%	3,012	2,867	5.1%	8,123	7,964	2.0%
	12,579	110,810	106,654	3.9%	28,586	27,388	4.4%	82,224	79,266	3.7%

Mid-Atlantic Region
Metropolitan DC	9,033	62,152	59,320	4.8%	19,863	18,963	4.7%	42,289	40,357	4.8%
Baltimore, MD	2,221	12,265	11,671	5.1%	4,278	4,026	6.3%	7,987	7,645	4.5%
Richmond, VA	1,359	7,481	7,157	4.5%	1,836	1,842	-0.3%	5,645	5,315	6.2%
	12,613	81,898	78,148	4.8%	25,977	24,831	4.6%	55,921	53,317	4.9%

Northeast Region
Boston, MA	4,667	42,371	40,441	4.8%	12,279	11,981	2.5%	30,092	28,460	5.7%
New York, NY	2,318	32,442	29,545	9.8%	14,038	13,054	7.5%	18,404	16,491	11.6%
	6,985	74,813	69,986	6.9%	26,317	25,035	5.1%	48,496	44,951	7.9%

Southeast Region
Tampa, FL	3,877	23,975	22,849	4.9%	8,061	7,990	0.9%	15,914	14,859	7.1%
Orlando, FL	3,493	19,540	18,145	7.7%	6,244	5,712	9.3%	13,296	12,433	7.0%
Nashville, TN	2,260	11,651	11,072	5.2%	3,187	3,260	-2.2%	8,464	7,812	8.3%
	9,630	55,166	52,066	6.0%	17,492	16,962	3.1%	37,674	35,104	7.3%

Southwest Region
Dallas, TX	5,813	30,284	29,242	3.6%	10,777	11,021	-2.2%	19,507	18,221	7.1%
Austin, TX	1,272	7,122	7,001	1.7%	2,637	3,182	-17.1%	4,485	3,819	17.4%
	7,085	37,406	36,243	3.2%	13,414	14,203	-5.6%	23,992	22,040	8.9%

Other Markets	3,399	25,458	24,249	5.0%	7,624	7,060	8.0%	17,834	17,189	3.8%

Total (2)	52,291	$385,551	$367,346	5.0%	$119,410	$115,479	3.4%	$266,141	$251,867	5.7%

(1)	See Attachment 15 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased year-over-year by 5.3% and 6.1%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2023

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 23	2Q 23	Change	3Q 23	2Q 23	Change

West Region
Orange County, CA	4,305	96.8%	96.3%	0.5%	$3,065	$2,998	2.2%
San Francisco, CA	2,780	96.3%	96.4%	-0.1%	3,557	3,470	2.5%
Seattle, WA	2,702	97.3%	97.1%	0.2%	2,823	2,823	0.0%
Monterey Peninsula, CA	1,567	96.4%	95.7%	0.7%	2,324	2,235	4.0%
Los Angeles, CA	1,225	95.9%	96.3%	-0.4%	3,159	3,072	2.8%
	12,579	96.7%	96.4%	0.3%	3,038	2,977	2.0%

Mid-Atlantic Region
Metropolitan DC	9,033	97.2%	97.2%	0.0%	2,360	2,309	2.2%
Baltimore, MD	2,221	95.6%	95.6%	0.0%	1,925	1,884	2.2%
Richmond, VA	1,359	97.0%	96.7%	0.3%	1,892	1,809	4.6%
	12,613	96.9%	96.9%	0.0%	2,234	2,181	2.4%

Northeast Region
Boston, MA	4,667	96.3%	96.7%	-0.4%	3,143	3,077	2.1%
New York, NY	2,318	97.6%	98.0%	-0.4%	4,780	4,582	4.3%
	6,985	96.7%	97.1%	-0.4%	3,691	3,581	3.1%

Southeast Region
Tampa, FL	3,877	96.6%	96.6%	0.0%	2,134	2,127	0.3%
Orlando, FL	3,493	96.0%	96.3%	-0.3%	1,942	1,924	0.9%
Nashville, TN	2,260	96.5%	95.8%	0.7%	1,781	1,765	0.9%
	9,630	96.4%	96.3%	0.1%	1,982	1,969	0.6%

Southwest Region
Dallas, TX	5,813	96.9%	96.3%	0.6%	1,792	1,780	0.7%
Austin, TX	1,272	96.1%	96.1%	0.0%	1,942	1,932	0.5%
	7,085	96.8%	96.3%	0.5%	1,819	1,807	0.6%

Other Markets	3,399	96.6%	96.6%	0.0%	2,584	2,551	1.3%

Total/Weighted Avg.	52,291	96.7%	96.6%	0.1%	$2,542	$2,495	1.9%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 23	2Q 23	Change	3Q 23	2Q 23	Change	3Q 23	2Q 23	Change

West Region
Orange County, CA	4,305	$38,321	$37,201	3.0%	$8,675	$8,292	4.6%	$29,646	$28,909	2.6%
San Francisco, CA	2,780	28,554	27,889	2.4%	8,469	8,268	2.4%	20,085	19,621	2.4%
Seattle, WA	2,702	22,266	22,208	0.3%	6,081	5,876	3.5%	16,185	16,332	-0.9%
Monterey Peninsula, CA	1,567	10,534	10,057	4.7%	2,349	2,327	0.9%	8,185	7,730	5.9%
Los Angeles, CA	1,225	11,135	10,871	2.4%	3,012	3,012	0.0%	8,123	7,859	3.3%
	12,579	110,810	108,226	2.4%	28,586	27,775	2.9%	82,224	80,451	2.2%

Mid-Atlantic Region
Metropolitan DC	9,033	62,152	60,821	2.2%	19,863	19,251	3.2%	42,289	41,570	1.7%
Baltimore, MD	2,221	12,265	11,999	2.2%	4,278	4,034	6.1%	7,987	7,965	0.3%
Richmond, VA	1,359	7,481	7,130	4.9%	1,836	1,888	-2.8%	5,645	5,242	7.7%
	12,613	81,898	79,950	2.4%	25,977	25,173	3.2%	55,921	54,777	2.1%

Northeast Region
Boston, MA	4,667	42,371	41,664	1.7%	12,279	11,614	5.7%	30,092	30,050	0.1%
New York, NY	2,318	32,442	31,224	3.9%	14,038	12,910	8.7%	18,404	18,314	0.5%
	6,985	74,813	72,888	2.6%	26,317	24,524	7.3%	48,496	48,364	0.3%

Southeast Region
Tampa, FL	3,877	23,975	23,899	0.3%	8,061	8,113	-0.6%	15,914	15,786	0.8%
Orlando, FL	3,493	19,540	19,412	0.7%	6,244	5,923	5.4%	13,296	13,489	-1.4%
Nashville, TN	2,260	11,651	11,466	1.6%	3,187	3,157	1.0%	8,464	8,309	1.9%
	9,630	55,166	54,777	0.7%	17,492	17,193	1.7%	37,674	37,584	0.2%

Southwest Region
Dallas, TX	5,813	30,284	29,897	1.3%	10,777	10,734	0.4%	19,507	19,163	1.8%
Austin, TX	1,272	7,122	7,084	0.5%	2,637	2,642	-0.2%	4,485	4,442	1.0%
	7,085	37,406	36,981	1.1%	13,414	13,376	0.3%	23,992	23,605	1.6%

Other Markets	3,399	25,458	25,128	1.3%	7,624	6,866	11.0%	17,834	18,262	-2.3%

Total (2)	52,291	$385,551	$377,950	2.0%	$119,410	$114,907	3.9%	$266,141	$263,043	1.2%

(1)	See Attachment 15 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased quarter-over-quarter by 2.3% and 1.6%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2023

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2023 NOI	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change

West Region
Orange County, CA	4,305	11.2%	96.3%	96.2%	0.1%	$3,005	$2,833	6.1%
San Francisco, CA	2,780	7.6%	96.5%	96.6%	-0.1%	3,493	3,310	5.5%
Seattle, WA	2,702	6.3%	97.1%	97.3%	-0.2%	2,815	2,732	3.0%
Monterey Peninsula, CA	1,567	3.0%	95.8%	96.5%	-0.7%	2,266	2,164	4.7%
Los Angeles, CA	1,225	3.1%	96.3%	96.6%	-0.3%	3,147	3,022	4.1%
	12,579	31.2%	96.5%	96.6%	-0.1%	2,993	2,852	5.0%

Mid-Atlantic Region
Metropolitan DC	9,033	16.1%	97.1%	97.1%	0.0%	2,314	2,191	5.6%
Baltimore, MD	2,221	3.1%	95.5%	96.3%	-0.8%	1,897	1,791	5.9%
Richmond, VA	1,359	2.0%	96.8%	97.5%	-0.7%	1,821	1,687	7.9%
	12,613	21.2%	96.8%	97.0%	-0.2%	2,188	2,066	5.9%

Northeast Region
Boston, MA	4,234	10.4%	96.6%	96.8%	-0.2%	3,127	2,927	6.8%
New York, NY	2,318	7.0%	97.8%	98.1%	-0.3%	4,627	4,158	11.3%
	6,552	17.4%	97.0%	97.3%	-0.3%	3,662	3,366	8.8%

Southeast Region
Tampa, FL	3,877	6.0%	96.5%	96.9%	-0.4%	2,119	1,935	9.5%
Orlando, FL	3,493	5.1%	96.1%	96.5%	-0.4%	1,916	1,725	11.1%
Nashville, TN	2,260	3.2%	96.0%	97.5%	-1.5%	1,763	1,599	10.3%
	9,630	14.3%	96.2%	96.9%	-0.7%	1,962	1,780	10.2%

Southwest Region
Dallas, TX	5,813	7.3%	96.6%	96.8%	-0.2%	1,778	1,657	7.3%
Austin, TX	1,272	1.7%	96.4%	97.7%	-1.3%	1,929	1,794	7.5%
	7,085	9.0%	96.6%	97.1%	-0.5%	1,805	1,680	7.5%

Other Markets	3,399	6.9%	96.7%	96.9%	-0.2%	2,542	2,394	6.2%

Total/Weighted Avg.	51,858	100.0%	96.6%	96.9%	-0.3%	$2,499	$2,336	7.0%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change

West Region
Orange County, CA	4,305	$112,079	$105,609	6.1%	$24,957	$22,981	8.6%	$87,122	$82,628	5.4%
San Francisco, CA	2,780	84,326	79,552	6.0%	24,545	22,888	7.2%	59,781	56,664	5.5%
Seattle, WA	2,702	66,461	64,648	2.8%	17,377	17,658	-1.6%	49,084	46,990	4.5%
Monterey Peninsula, CA	1,567	30,613	29,449	4.0%	6,931	6,506	6.5%	23,682	22,943	3.2%
Los Angeles, CA	1,225	33,394	32,181	3.8%	8,968	8,535	5.1%	24,426	23,646	3.3%
	12,579	326,873	311,439	5.0%	82,778	78,568	5.4%	244,095	232,871	4.8%

Mid-Atlantic Region
Metropolitan DC	9,033	182,677	172,990	5.6%	57,295	54,794	4.6%	125,382	118,196	6.1%
Baltimore, MD	2,221	36,210	34,473	5.0%	12,050	11,433	5.4%	24,160	23,040	4.9%
Richmond, VA	1,359	21,561	20,114	7.2%	5,551	5,064	9.6%	16,010	15,050	6.4%
	12,613	240,448	227,577	5.7%	74,896	71,291	5.1%	165,552	156,286	5.9%

Northeast Region
Boston, MA	4,234	115,099	107,985	6.6%	32,557	31,409	3.7%	82,542	76,576	7.8%
New York, NY	2,318	94,402	85,097	10.9%	39,899	37,094	7.6%	54,503	48,003	13.5%
	6,552	209,501	193,082	8.5%	72,456	68,503	5.8%	137,045	124,579	10.0%

Southeast Region
Tampa, FL	3,877	71,344	65,421	9.1%	24,335	22,526	8.0%	47,009	42,895	9.6%
Orlando, FL	3,493	57,890	52,324	10.6%	17,924	16,381	9.4%	39,966	35,943	11.2%
Nashville, TN	2,260	34,418	31,707	8.6%	9,386	9,476	-0.9%	25,032	22,231	12.6%
	9,630	163,652	149,452	9.5%	51,645	48,383	6.7%	112,007	101,069	10.8%

Southwest Region
Dallas, TX	5,813	89,877	83,893	7.1%	32,711	31,397	4.2%	57,166	52,496	8.9%
Austin, TX	1,272	21,292	20,070	6.1%	7,944	8,114	-2.1%	13,348	11,956	11.6%
	7,085	111,169	103,963	6.9%	40,655	39,511	2.9%	70,514	64,452	9.4%

Other Markets	3,399	75,191	70,973	5.9%	21,065	20,118	4.7%	54,126	50,855	6.4%

Total (2)	51,858	$1,126,834	$1,056,486	6.7%	$343,495	$326,374	5.2%	$783,339	$730,112	7.3%

(1)	See Attachment 15 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store revenue and Same-Store NOI increased year-over-year by 7.4% and 8.4%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(G)

Same-Store Operating Information By Major Market

September 30, 2023

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	3Q 2023	3Q 2023	3Q 2023	3Q 2023	3Q 2022	YTD 2023	YTD 2022

West Region
Orange County, CA	2.9%	0.4%	5.0%	54.0%	53.7%	47.0%	43.2%
San Francisco, CA	0.1%	-2.6%	3.2%	52.1%	49.0%	46.0%	39.8%
Seattle, WA	-0.3%	-3.1%	3.0%	49.2%	60.6%	49.2%	52.3%
Monterey Peninsula, CA	5.0%	5.0%	4.9%	37.7%	36.5%	35.7%	30.5%
Los Angeles, CA	2.2%	-0.5%	4.5%	54.1%	38.9%	40.4%	33.2%
	1.7%	-0.9%	4.2%	51.1%	51.8%	45.6%	43.0%

Mid-Atlantic Region
Metropolitan DC	2.2%	-1.6%	5.2%	53.5%	57.4%	42.6%	44.0%
Baltimore, MD	0.9%	-2.4%	4.6%	63.8%	71.3%	58.3%	58.6%
Richmond, VA	1.1%	-2.9%	4.8%	55.5%	62.2%	50.0%	50.1%
	1.9%	-1.8%	5.1%	55.8%	60.8%	47.0%	47.9%

Northeast Region
Boston, MA	3.5%	2.1%	5.0%	57.2%	59.8%	46.4%	47.3%
New York, NY	4.0%	2.8%	4.9%	61.6%	66.1%	44.6%	45.5%
	3.7%	2.4%	5.0%	58.7%	62.0%	45.8%	46.6%

Southeast Region
Tampa, FL	0.3%	-3.5%	4.4%	61.3%	61.3%	57.1%	57.5%
Orlando, FL	-0.3%	-4.0%	4.2%	60.9%	63.5%	55.0%	52.0%
Nashville, TN	-0.2%	-4.6%	4.4%	59.3%	59.5%	52.9%	52.0%
	0.0%	-3.9%	4.3%	60.7%	61.7%	55.4%	54.4%

Southwest Region
Dallas, TX	-0.3%	-4.4%	4.2%	60.1%	63.4%	53.6%	53.4%
Austin, TX	-1.2%	-6.3%	5.1%	58.3%	63.6%	50.7%	53.3%
	-0.5%	-4.8%	4.3%	59.8%	63.4%	53.1%	53.3%

Other Markets	0.5%	-4.2%	5.3%	58.2%	62.3%	46.8%	50.1%

Total/Weighted Avg.	1.6%	-1.5%	4.7%	56.4%	59.0%	48.6%	48.2%

Allocation of Total Homes Repriced during the Quarter		49.1%	50.9%

(1)	See Attachment 15 for definitions and other terms.

Attachment 9

Development and Land Summary

September 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

Villas at Fiori	Addison, TX	85	-	$43,306	$53,500	$629	1Q22	4Q23	2Q24	2.4%	-
Meridian	Tampa, FL	330	-	95,837	134,000	406	1Q22	2Q24	2Q24	2.1%	-

Total Under Construction		415	-	$139,143	$187,500	$452

Completed Projects, Non-Stabilized

5421 at Dublin Station	Dublin, CA	220	220	$126,816	$126,900	$577	4Q19	3Q22	4Q22	97.7%	96.4%
The MO	Washington, DC	300	300	140,715	145,000	483	3Q20	4Q22	1Q23	86.7%	81.3%

Total Completed, Non-Stabilized		520	520	$267,531	$271,900	$523

Total - Wholly Owned		935	520	$406,674	$459,400	$491

NOI From Wholly-Owned Projects		3Q 23

Projects Under Construction		$(82)
Completed, Non-Stabilized		1,309
Total		$1,227

Land Summary
Parcel	Location	UDR Ownership Interest		Real Estate Cost Basis

Vitruvian Park®	Addison, TX	100%		$36,308
Alameda Point Block 11	Alameda, CA	100%		31,623
Newport Village II	Alexandria, VA	100%		18,890
2727 Turtle Creek (includes 3 phases)	Dallas, TX	100%		97,760
488 Riverwalk	Fort Lauderdale, FL	100%		21,955
3001 Iowa Avenue	Riverside, CA	100%		19,681

Total				$226,217

(1)	See Attachment 15 for definitions and other terms.

Attachment 10

Redevelopment Summary

September 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule		Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Start	Compl.	Leased	Occupied

Projects in Redevelopment with Stabilized Operations

Lakeline Villas (3)	Cedar Park, TX	309	288	104	$6,084	$10,500	$36	3Q22	1Q25	98.4%	96.8%
Red Stone Ranch (3)	Cedar Park, TX	324	324	117	5,673	12,000	37	3Q22	2Q25	98.1%	96.0%
Towson Promenade (3)	Towson, MD	379	379	71	4,150	17,000	45	3Q22	1Q26	97.6%	96.8%
20 Lambourne (3)	Towson, MD	264	264	97	4,422	9,000	34	3Q22	2Q25	96.6%	95.8%
Lenox Farms (3)	Braintree, MA	338	338	56	5,793	15,500	46	3Q22	3Q24	98.5%	96.7%
Jefferson at Marina del Rey (4)	Marina del Rey, CA	298	-	-	4,421	7,000	-	1Q23	4Q23	96.6%	96.0%
Carrington Hills (3)	Franklin, TN	360	360	11	2,836	18,000	50	2Q23	2Q25	97.5%	96.9%
Preserve at Brentwood (3)	Nashville, TN	360	360	16	1,874	16,000	44	2Q23	2Q25	96.9%	95.8%

Total		2,632	2,313	472	$35,253	$105,000	$42			97.5%	96.4%

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the Projects.
(3)	Projects consist of unit renovations and renovation of related common area amenities. These communities remain in Same-Store.
(4)	Project consists of renovation of common area amenities. This community remains in Same-Store.

Attachment 11(A)

Unconsolidated Summary

September 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Interest	Comm.	Homes	3Q 23	3Q 23	3Q 23	YTD 23 (2)	YTD 23 (2)

UDR / MetLife	50%	13	2,837	96.0%	$4,193	$10,852	$32,968	$65,568
UDR / LaSalle	51%	4	1,328	97.2%	2,587	3,777	3,861	7,570

Total		17	4,165	96.4%	$3,671	$14,629	$36,829	$73,138

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,724,812	$855,770	$239,951	3.79%	2024-2031
UDR / LaSalle	496,583	-	255,181	N/A	N/A

Total	$2,221,395	$855,770	$495,132

		3Q 23 vs. 3Q 22 Growth			3Q 23 vs. 2Q 23 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI	Revenue	Expense	NOI

Combined JV Portfolio	17	5.0%	3.5%	5.9%	2.8%	8.4%	-0.1%

		YTD 23 vs. YTD 22 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI

Combined JV Portfolio	17	8.4%	5.2%	10.1%

				Income/(Loss)
	UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)	Commitment	Funded	Balance	3Q 23 (7)

RETV Funds	$51,000	$29,760	$26,005	$554
RET Strategic Fund	25,000	10,625	11,040	(87)
RET ESG Fund	10,000	3,000	2,719	(52)
Climate Technology Funds	10,000	7,546	7,301	(34)
Total	$96,000	$50,931	$47,065	$381

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended September 30, 2023.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR’s investments in real estate technology and climate technology funds.
(6)	Investment commitment represents maximum equity and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amount funded plus realized/unrealized gain/(loss), less distributions received prior to the period end.
(7)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11(B)

Developer Capital Program

September 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program (2)

		# of	UDR Investment		Return	Years to	Upside
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity (4)	Participation

Preferred Equity

Junction	Santa Monica, CA	66	$12,858	$18,295	12.5%	0.1	-
Modera Lake Merritt	Oakland, CA	173	44,424	49,896	9.0%	0.7	Variable
Infield Phase I	Kissimmee, FL	384	16,044	19,770	14.0%	1.2	-
Thousand Oaks	Thousand Oaks, CA	142	20,059	26,623	9.0%	1.3	Variable
Vernon Boulevard	Queens, NY	534	40,000	60,449	13.0%	1.7	Variable
121 at Watters	Allen, TX	469	19,843	24,069	9.0%	1.9	Variable
Makers Rise	Herndon, VA	356	30,208	36,417	9.0%	2.2	Variable
Meetinghouse	Portland, OR	232	11,600	12,514	8.25%	3.4	-
Heirloom	Portland, OR	286	16,185	17,237	8.25%	3.7	-
Upton Place	Washington, DC	689	52,163	61,090	9.7%	4.1	-
Portfolio Recapitalization (5)	Various	2,460	102,000	102,671	8.0%	5.7	-

Total - Preferred Equity		5,791	$365,384	$429,031	9.5%	3.1

Loans

1300 Fairmount	Philadelphia, PA	478	$71,393	$95,734	10.5%	1.0	-
Menifee	Menifee, CA	237	24,447	24,276	11.0%	3.2	-
Riverside	Riverside, CA	482	59,676	51,309	11.0%	3.2	-
Total - Loans		1,197	$155,516	$171,319	10.8%	2.2

Total - Developer Capital Program		6,988	$520,900	$600,350	9.9%	2.9

		3Q 23

Income/(loss) from investments		$12,040

(1)	See Attachment 15 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(4)	As of September 30, 2023, our preferred equity investment and loan portfolio had a weighted average term to maturity of 2.9 years, excluding extension options. In many cases, the maturity dates of our investments can be extended by up to three years, typically through multiple one year extensions, subject to certain conditions being satisfied. In addition, the maturity dates of our investments may differ from the maturity dates of the senior loans held by the ventures.
(5)	A joint venture with 14 stabilized communities located in various markets.

Attachment 12

Acquisitions, Dispositions and Developer Capital Program Investments Summary

September 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
Date of			Ownership	Ownership			# of	Price per
Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned

Aug-23	Texas Portfolio Acquisition	Various	0%	100%	$402,247	$209,370	1,753	$229
					$402,247	$209,370	1,753	$229

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Jun-23	UDR / LaSalle Joint Venture (3)	Various	100%	51%	$507,161	$-	1,328	$382

					$507,161	$-	1,328	$382

(1)	See Attachment 15 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $325.9 million during the nine months ended September 30, 2023, which is included in gain/(loss) on sale of real estate owned.

Attachment 13

Capital Expenditure and Repair and Maintenance Summary

September 30, 2023

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Nine Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	September 30, 2023	per Home	of NOI	September 30, 2023	per Home	of NOI

Average number of homes (3)		54,489			54,394

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$11,313	$208		$27,298	$502
Building exteriors	5 - 20	7,012	129		12,370	227
Landscaping and grounds	10	1,763	32		4,352	80
Total asset preservation		20,088	369		44,020	809

Turnover related	5	5,355	98		13,186	242

Total Recurring Cap Ex		25,443	467	9%	57,206	1,052	7%

NOI Enhancing Cap Ex	5 - 20	24,574	451		62,071	1,141

Total Recurring and NOI Enhancing Cap Ex		$50,017	$918		$119,277	$2,193

		Three Months			Nine Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		September 30, 2023	per Home		September 30, 2023	per Home

Average number of homes (3)		54,489			54,394

Contract services		$10,817	$199		$31,421	$578

Turnover related expenses		7,588	139		20,842	383

Other Repair and Maintenance
Building interiors		5,185	95		13,978	257
Building exteriors		1,611	30		4,314	79
Landscaping and grounds		264	5		1,484	27
Total Repair and Maintenance		$25,465	$467		$72,039	$1,324

(1)	See Attachment 15 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 14

4Q 2023 and Full-Year 2023 Guidance

September 30, 2023

(Unaudited) (1)

		Full-Year 2023 Guidance
				Change from
Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	4Q 2023	Full-Year 2023	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.08 to $0.10	$1.32 to $1.34	$1.35 to $1.39	($0.04)
FFO per common share and unit, diluted	$0.62 to $0.64	$2.45 to $2.47	$2.48 to $2.52	($0.04)
FFO as Adjusted per common share and unit, diluted	$0.62 to $0.64	$2.46 to $2.48	$2.47 to $2.51	($0.02)
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.56 to $0.58	$2.23 to $2.25	$2.24 to $2.28	($0.02)
Annualized dividend per share and unit		$1.68	$1.68	-

				Change from
Same-Store Guidance		Full-Year 2023	Prior Guidance	Prior Midpoint

Revenue growth / (decline) (Cash basis)		5.40% to 5.90%	6.00% to 7.00%	(0.85%)
Revenue growth / (decline) (Straight-line basis)		5.75% to 6.25%	6.25% to 7.25%	(0.75%)
Expense growth		4.50% to 5.00%	4.00% to 5.50%	-
NOI growth / (decline) (Cash basis)		6.00% to 6.50%	6.50% to 8.00%	(1.00%)
NOI growth / (decline) (Straight-line basis)		6.50% to 7.00%	6.75% to 8.25%	(0.75%)

				Change from
Sources of Funds ($ in millions)		Full-Year 2023	Prior Guidance	Prior Midpoint

AFFO less Dividends		$194 to $204	$197 to $213	($6)
Debt Issuances/Assumptions and LOC Draw/(Paydown)		$175 to $220	$100 to $200	$47.5
Dispositions and Developer Capital Program maturities		$245	$245	-
Common Share (forward settlement) and OP Unit Issuance		$173	$173	-

				Change from
Uses of Funds ($ in millions)		Full-Year 2023	Prior Guidance	Prior Midpoint

Debt maturities inclusive of principal amortization (2)		$5	$5	-
Development spending and land acquisitions		$130 to $150	$100 to $150	$15
Redevelopment and other non-recurring		$75 to $95	$75 to $125	($15)
Developer Capital Program funding		$75 to $80	$70 to $80	$2.5
Acquisitions		$402	$402	-
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$75 to $85	$75 to $85	-
Common Share Buybacks		$25	N/A	$25

				Change from
Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2023	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$180 to $182	$178 to $184	-
Consolidated capitalized interest		$9 to $11	$9 to $13	($1)
General and administrative		$64 to $66	$64 to $70	($2)
Recurring capital expenditures per home		$1,425	$1,425	-

(1)	See Attachment 15 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.

Attachment 15(A)

Definitions and Reconciliations

September 30, 2023

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 15(B)

Definitions and Reconciliations

September 30, 2023

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	3Q 2023	YTD 2023
Income/(loss) from unconsolidated entities	$5,508	$24,912
Management fee	744	1,969
Interest expense	4,178	12,327
Depreciation	12,606	27,671
General and administrative	236	357
Developer Capital Program (excludes loans)	(8,193)	(29,996)
Other (income)/expense	(35)	123
Realized (gain)/loss on real estate technology investments, net of tax	466	1,186
Unrealized (gain)/loss on real estate technology investments, net of tax	(881)	(1,720)
Total Joint Venture NOI at UDR's Ownership Interest	$14,629	$36,829

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Net income/(loss) attributable to UDR, Inc.	$32,858	$347,545	$30,964	$44,530	$23,605
Property management	13,271	13,101	12,945	12,949	12,675
Other operating expenses	4,611	4,259	3,032	4,008	3,746
Real estate depreciation and amortization	167,551	168,925	169,300	167,241	166,781
Interest expense	44,664	45,113	43,742	43,247	39,905
Casualty-related charges/(recoveries), net	(1,928)	1,134	4,156	8,523	901
General and administrative	15,159	16,452	17,480	16,811	15,840
Tax provision/(benefit), net	428	1,351	234	(683)	377
(Income)/loss from unconsolidated entities	(5,508)	(9,697)	(9,707)	(761)	(10,003)
Interest income and other (income)/expense, net	3,069	(10,447)	(1,010)	(1)	7,495
Joint venture management and other fees	(1,772)	(1,450)	(1,242)	(1,244)	(1,274)
Other depreciation and amortization	3,692	3,681	3,649	4,823	3,430
(Gain)/loss on sale of real estate owned	-	(325,884)	(1)	(25,494)	-
Net income/(loss) attributable to noncontrolling interests	2,561	22,638	1,961	2,937	1,540
Total consolidated NOI	$278,656	$276,721	$275,503	$276,886	$265,018

Attachment 15(C)

Definitions and Reconciliations

September 30, 2023

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Same-Store Revenue with Concessions on a Cash Basis: Same-Store Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental income on a straight-line basis which allows investors to evaluate the impact of both current and historical concessions and to more readily enable comparisons to revenue as reported by its peer REITs. In addition, Same-Store Revenue with Concessions on a Cash Basis allows an investor to understand the historical trends in cash concessions.

A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis (inclusive of the impact to Same-Store NOI) is provided below:

	3Q 23	3Q 22	3Q 23	2Q 23	YTD 23	YTD 22
Revenue (Cash basis)	$385,551	$367,346	$385,551	$377,950	$1,126,834	$1,056,486
Concessions granted/(amortized), net	776	(351)	776	(209)	609	(7,207)
Revenue (Straight-line basis)	$386,327	$366,995	$386,327	$377,741	$1,127,443	$1,049,279

% change - Same-Store Revenue with Concessions on a Cash basis:	5.0%		2.0%		6.7%
% change - Same-Store Revenue with Concessions on a Straight-line basis:	5.3%		2.3%		7.4%

% change - Same-Store NOI with Concessions on a Cash basis:	5.7%		1.2%		7.3%
% change - Same-Store NOI with Concessions on a Straight-line basis:	6.1%		1.6%		8.4%

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a Cash Basis, divided by the product of occupancy and the number of apartment homes. A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis is provided above.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 15(D)

Definitions and Reconciliations

September 30, 2023

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2023 and fourth quarter of 2023 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2023
	Low	High

Forecasted net income per diluted share	$1.32	$1.34
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.93)	(0.93)
Depreciation	2.00	2.00
Noncontrolling interests	0.07	0.07
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.45	$2.47
Legal and other costs	-	-
Casualty-related charges/(recoveries)	0.01	0.01
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$2.46	$2.48
Recurring capital expenditures	(0.23)	(0.23)
Forecasted AFFO per diluted share and unit	$2.23	$2.25

	4Q 2023
	Low	High

Forecasted net income per diluted share	$0.08	$0.10
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.55	0.55
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.62	$0.64
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.62	$0.64
Recurring capital expenditures	(0.06)	(0.06)
Forecasted AFFO per diluted share and unit	$0.56	$0.58